Exhibit 10.1
Contractual Document (CD)

Responsible Office: HHSC Office of General Counsel (OGC)

Subject: HHSC Managed Care Contract	HHSC Contract No. 529-06-0280-00002-K
Part 1: Parties to the Contract:
This Contract Amendment (the “Amendment”) is between the Texas Health and Human Services Commission (HHSC), an administrative agency within the executive department of the State of Texas, having its principal office 4900 North Lamar Boulevard, Austin, Texas 78751, and Amerigroup Texas, Inc. (HMO) a corporation organized under the laws of the State of Texas, having its principal place of business at: 1200 East Copeland Road, Suite 200, Arlington, Texas 76011. HHSC and HMO may be referred to in this Amendment individually as a “Party” and collectively as the “Parties.”
The Parties hereby agree to amend their original contract, HHSC contract number 529-06-0280-00002 (the “Contract”) as set forth herein. The Parties agree that the terms will remain in effect and continue to except to the extent modified of in this Amendment.

This Amendment is executed by the Parties in accordance with the authority granted in Attachment A to the HHSC Managed Care Contract document, “HHSC Uniform Managed Care Contract Terms & Conditions,” Article 8, “Amendments and Modifications.”

Part 2: Effective Date ofAmendment:	Part 3: Contract Expiration Date	Part 4 Operational Start Date:
September 1, 2008	August 31, 2010	STAR and CHIP HMOs: September 1, 2006
STAR+PLUS HMOs: February 1, 2007
CHIP Perinatal HMOs: January 1, 2007

Part 5: Project Managers:

HHSC:	HMO:

Scott Schalchlin	Aileen McCormick
Director, Health Plan Operations 11209 Metric Boulevard, Building H Austin, Texas 78758 Phone: 512-491-1866 Fax: 512-491-1969	Amerigroup Texas, Inc. 6700 West Loop South, Suite 200 Bellaire, Texas 77401 Phone: 713-218-5101 Fax: 713-218-8692 E-mail: amccorm@amerigroupcorp.com
Part 6: Deliver Legal Notices to:

HHSC:	HMO:

General Counsel	Amerigroup Texas, Inc.
4900 North Lamar Boulevard, 4th Floor	6700 West Loop South, Suite 200
Austin, Texas 78751	Bellaire, Texas 77401
Fax: 512-424-6586	Fax: 713-218-8692
Part 7: HMO Programs and Service Areas:
This Contract applies to the following HHSC HMO Programs and Service Areas (check all that apply). All references in the Contract Attachments to HMO Programs or Service Areas that are not checked are superfluous and do not apply to the HMO.

Contractual Document (CD)

Responsible Office: HHSC Office of General Counsel (OGC)
Subject: HHSC Managed Care Contract	HHSC Contract No. 529-06-0280-00002-K
     Medicaid STAR HMO Program
     Service Areas:

☐	Bexar	☐	Lubbock
☑	Dallas	☑	Nueces
☐	El Paso	☑	Tarrant
☑	Harris	☑	Travis
See Attachment B-6, “Map of Counties with HMO Program Service Areas,” for listing of counties included within the STAR Service Areas.
Medicaid STAR+PLUS HMO Program
     Service Areas:

☑	Bexar	☐	Nueces
☑	Harris	☑	Travis
See Attachment B-6.1, “Map of Counties with STAR+PLUS HMO Program Service Areas,” for listing of counties included within the STAR+PLUS Service Areas.
CHIP HMO Program
Core Service Areas:

☐	Bexar
☑	Dallas	☑	Nueces
☐	El Paso	☑	Tarrant
☑	Harris	☐	Travis
☐	Lubbock	☐	Webb
Optional Service Areas:

☐	Bexar	☐	Lubbock
☐	El Paso	☐	Nueces
☐	Harris	☐	Travis
See Attachment B-6, “Map of Counties with HMO Program Service Areas,” for listing of counties included within the CHIP Core Service Areas and CHIP Optional Service Areas.

Contractual Document (CD)

Responsible Office: HHSC Office of General Counsel (OGC)

Subject: HHSC Managed Care Contract	HHSC Contract No. 529-06-0280-00002-K

CHIP
Perinatal Program

	Core Service Areas:	☐	Bexar	☐	Nueces
		☐	Dallas	☑	Tarrant
		☐	El Paso	☐	Travis
		☐	Harris	☐	Webb
		☐	Lubbock

Optional Service Areas:
		☐	Bexar	☐	Lubbock
		☐	El Paso	☐	Nueces
		☐	Harris	☐	Travis
See attachment B-6.2, “Map of Counties with CHIP Perinatal HMO Program Service Areas,” for a list of counties included within the CHIP Perinatal Areas.
     Part 8: Payment
     PART 8 of the HHSC Managed Care Contract document, “Payment,” is modified to add the capitation rates for Rate Period 3.
     X            Medicaid STAR HMO PROGRAM
Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the STAR Program. The following Rate Cells and Capitation Rates will apply to Rate Period 3:

Service Area: DALLAS
Rate. Period 3 ,,
	Rate Cell	Capitation Rates
1	TANF Child >12 months	*****************REDACTED**************
2	TANF child < 12 months
3	TANF Adult
4	Pregnant Woman
5	Newborn < 12 months
6	Expansion Child >12 months
7	Expansion child < 12 months
8	Federal Mandate child
9	Delivery Supplemental Payment

Contractual Document (CD)
Responsible Office: HHSC Office of General Counsel (OGC)

HHSC Managed Care Contract	HHSC Contract No. 529-06-0280-00002-K

Service Area: HARRIS
Rate Period 3
	Rate Cell	Capitation Rates
1	TANF Child >12 months	*****************REDACTED**************
2	TANF child < 12 months
3	TANF Adult
4	Pregnant Woman
5	Newborn < 12 months
6	Expansion Child >12 months
7	Expansion child < 12 months
8	Federal Mandate child
9	Delivery Supplemental Payment

Service Area NUECES
Rate Period 3
	Rate Cell	Capitation Rates
1	TANF Child >12 months	*****************REDACTED**************
2	TANF child < 12 months
3	TANF Adult
4	Pregnant Woman
5	Newborn < 12 months
6	Expansion Child >12 months
7	Expansion child < 12 months
8	Federal Mandate child
9	Delivery Supplemental Payment

Contractual Document (CD)
Responsible Office: HHSC Office of General Counsel (OGC)

Subject: HHSC Managed Care Contract	HHSC Contract No. 529-06-0280-00002-K

Service Area: TARRANT
Rate Period 3
	Rate Cell	Capitation Rates
1	TANF Child >12 months	*****************REDACTED**************
2	TANF child < 12 months
3	TANF Adult
4	Pregnant Woman
5	Newborn < 12 months
6	Expansion Child >12 months
7	Expansion child < 12 months
8	Federal Mandate child
9	Delivery Supplemental Payment

Service Area TRAVIS
Rate Period 3
	Rate Cell	Capitation Rates
1	TANF Child >12 months	*****************REDACTED**************
2	TANF child < 12 months
3	TANF Adult
4	Pregnant Woman
5	Newborn < 12 months
6	Expansion Child >12 months
7	Expansion child < 12 months
8	Federal Mandate child
9	Delivery Supplemental Payment
STAR SSI Administrative Fee: HHSC will pay a STAR HMO a monthly Administrative Fee of $14.00 per SSI Beneficiary who voluntarily enrolls in the HMO in accordance with Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10.
Delivery Supplemental Payment: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the methodology for establishing the Delivery Supplemental Payment for the STAR Program.

Contractual Document (CD)
Responsible Office: HHSC Office of General Counsel (OGC)

Subject: HHSC Managed Care Contract	HHSC Contract No. 529-06-0280-00002-K
     X Medicaid STAR+PLUS HMO Program
     Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the STAR+PLUS Program. The following Rate Cells and Capitation Rates will apply to Rate Period 3:

STAR+PLUS Service Area BEXAR
	Rate Cell	Rate Period 3 Capitation Rates
1.	Medicaid Only Standard Rate	*****************REDACTED************
2.	Medicaid Only 1915(C) Nursing Facility Waiver Rate
3.	Dual Eligible Standard Rate
4.	Dual Eligible 1915(C) Nursing Facility Waiver Rate
5.	Nursing Facility — Medicaid Only
6.	Nursing Facility — Dual Eligible

STAR+PLUS Service Area: HARRIS (Harris Co & Rains Contiguous)
	Rate Cell	Rate Period 3 Capitation Rates
1.	Medicaid Only Standard Rate	*****************REDACTED************
2.	Medicaid Only 1915(C) Nursing Facility Waiver Rate
3.	Dual Eligible Standard Rate
4.	Dual Eligible 1915(C) Nursing Facility Waiver Rate
5.	Nursing Facility — Medicaid Only
6.	Nursing Facility — Dual Eligible

Contractual Document (CD)
Responsible Office: HHSC Office of General Counsel (OGC)
Subject: HHSC Managed Care Contract
HHSC Contract No. 529-06-0280-00002-K

STAR+PLUS Service Area: TRAVIS
	Rate Cell	Rate Period 3 Capitation Rates
1.	Medicaid Only Standard Rate	*****************REDACTED*************
2.	Medicaid Only 1915(C) Nursing Facility Waiver Rate
3.	Dual Eligible Standard Rate
4.	Dual Eligible 1915(C) Nursing Facility Waiver Rate
5.	Nursing Facility — Medicaid Only
6.	Nursing Facility — Dual Eligible
X CHIP HMO PROGRAM
Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the CHIP Program. The following Rate Cells and Capitation Rates will apply to Rate Period 3:

Service Area DALLAS
Rate Period 3
	Rate Cell	Capitation Rates
1	< Age 1	*****************REDACTED**************
2	Ages 1 through 5
3	Ages 6 through 14
4	Ages 15 through 18

Contractual Document (CD)
Responsible Office: HHSC Office of General Counsel (OGC)

Subject: HHSC Managed Care Contract	HHSC Contract No. 529-06-0280-00002-K

Service Area: HARRIS
Rate Period 3
	Rate Cell	Capitation Rates
1	< Age 1	*****************REDACTED**************
2	Ages 1 through 5
3	Ages 6 through 14
4	Ages 15 through 18

Service Area NUECES
Rate Period 3
	Rate Cell	Capitation Rates
1	< Age 1	*****************REDACTED**************
2	Ages 1 through 5
3	Ages 6 through 14
4	Ages 15 through 18

Service Area TARRANT
Rate Period3
	Rate Cell	Capitation Rates
1	< Age 1	*****************REDACTED**************
2	Ages 1 through 5
3	Ages 6 through 14
4	Ages 15 through 18
Delivery Supplemental Payment: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the methodology for establishing the Delivery Supplemental Payment for the CHIP Program. The CHIP Delivery Supplemental Payment is $3,100.00 for all Service Areas.

Contractual Document (CD)
Responsible Office: HHSC Office of General Counsel (OGC)

Subject: HHSC Managed Care Contract	HHSC Contract No. 529-06-0280-00002-K
X CHIP Perinatal Program
Capitation: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the Capitation Rate-setting methodology and the Capitation Payment requirements for the CHIP Perinatal Program.

Service Area: TARRANT
Rate Period 3
	Rate Cell	Capitation Rates
1	Perinate Newborn 0% — 185%	*****************REDACTED**************
2	Perinate Newborn 186% — 200%
3	Perinate 0% — 185%
4	Perinate 186% — 200%
Delivery Supplemental Payment: See Attachment A, “HHSC Uniform Managed Care Contract Terms and Conditions,” Article 10, for a description of the methodology for establishing the Delivery Supplemental Payment for the CHIP Perinatal Program. The CHIP Perinatal Delivery Supplemental Payment is $3,100.00 for Perinates between 186% and 200% of the Federal Poverty Level for all Service Areas.
Part 9: Contract Attachments:

Modifications to Part 9 of the HHSC Managed Care Contract document, “Contract Attachments,” are italicized below:

A: HHSC Uniform Managed Care Contract Terms & Conditions — Version 1.10 is replaced with Version 1.11

B: Scope of Work/Performance Measures — Version 1.10 is replaced with Version 1.11 for all attachments, except if noted.

B-1: HHSC RFP 529-04-272, Sections 6-9
B-2: Covered Services
B-2.1 STAR+PLUS Covered Services
B-2.2 CHIP Perinatal Program Covered Services
B-3: Value-added Services
B-3.1 STAR+PLUS Value-added Services
B-3.2 CHIP Perinatal Program Value-added Services
B-4: Performance Improvement Goals
B-4.1 SFY 2008 Performance Improvement Goals
B-5: Deliverables/Liquidated Damages Matrix
B-6: Map of Counties with STAR and CHIP HMO Program Service Areas
B-6.1 STAR+PLUS Service Areas
B-6.2 CHIP Perinatal Program Service Areas
B-7: STAR+PLUS Attendant Care Enhanced Payment Methodology

C: HMO’s Proposal and Related Documents
C-1: HMO’s Proposal
C-2: HMO Supplemental Responses
C-3: Agreed Modifications to HMO’s Proposal

Contractual Document (CD)
Responsible Office: HHSC Office of General Counsel (OGC)

Subject: HHSC Managed Care Contract	HHSC Contract No. 529-06-0280-00002-K
Section 10.04(b) added by Version 1.8
Part 10: Special Provision for Nueces Service Area
Attachment A, Section 10.04 is amended to include sub-part (b) as follows:
(b) In addition to the reasons set forth in Section 10.04(a), the Parties expressly understand and agree that HHSC may, at any time, unilaterally adjust the Rate Period 2 STAR Program Capitation Rates for the Nueces Service Area. HHSC is entitled to unilaterally adjust such rates, prospectively and/or retrospectively, if it determines that: (1) the cumulative Rate Period 2 Encounter Data for all HMOs in the Nueces Service Area does not support the Capitation Rates; or (2) economic factors in the Nueces Service Area significantly and measurably impact providers or the delivery of Covered Services to Members. For adjustments made pursuant to this Section 10.04(b), HHSC will provide written notice at least ten (10) Business Days before: (1) the effective date of a prospective adjustment; (2) offsetting Capitation Payments to recover retrospective adjustments. Any adjustments to the Rate Period 2 Capitation Rates must meet the actuarial soundness requirements of Attachment A, Section 10.03, “Certification of Capitation Rates.”
Part 11: Signatures:
The Parties have executed this Contract Amendment in their capacities as stated below with authority to bind their organizations on the dates set forth by their signatures. By signing this Amendment, the Parties expressly understand and agree that this Amendment is hereby made part of the Contract as though it were set out word for word in the Contract.

Texas Health and Human Services Commission	Amerigroup Texas, Inc.

/S/ C.E. Bell, MD	/S/ Aileen McCormick
Charles E. Bell, M.D.	By: Aileen McCormick
Deputy Executive Commissioner for Health Services	Title: President and CEO
Date: 8/29/08	Date: 8/5/08